Filed Pursuant to Rule 497
File No. 333-209621

FS GLOBAL CREDIT OPPORTUNITIES FUND—ADV

Supplement dated October 24, 2016

to

Prospectus dated April 29, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Global Credit Opportunities Fund—ADV (the “Company”), dated April 29, 2016, as supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Types of Investments and Related Risks” beginning on page 43 of the Prospectus before you decide to invest in the Company’s Shares.

Elimination of the Contingent Deferred Sales Charge

On October 21, 2016, the Company entered into a Second Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”) with FS2. The Amended Dealer Manager Agreement was amended and restated to, among other things, eliminate the contingent deferred sales charge on Shares of the Company tendered for repurchase by the Company.

As a result of the foregoing, this supplement supplements the Prospectus by removing and replacing the fifth bullet on the cover page to the Prospectus with the following:

•	Investors in the Shares are subject to an annual distribution fee of 0.67% of the NAV of the Shares, which will begin to accrue on the first day of the first full calendar month following the final Weekly Closing in this offering. See “Plan of Distribution” and “Share Repurchase Program.”

This supplement supplements the Prospectus by removing the penultimate sentence of the seventh bullet on the cover page to the Prospectus.

This supplement supplements the subsection of the Prospectus entitled “Summary of Terms—The Offering” by removing and replacing the third sentence of the first paragraph of such subsection with the following:

In no event will the aggregate underwriting compensation from all sources (determined in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”)), including distribution fees and any other underwriting compensation with respect to the Shares, exceed 8.0% of the gross offering proceeds received in this offering.

This supplement supplements the subsection of the Prospectus entitled “Summary of Terms—Distribution Fee” by removing and replacing the penultimate sentence of the second paragraph of such subsection with the following:

The distribution fee will terminate for all Shareholders on the earliest to occur of the following: (i) a Liquidity Event (as defined below); (ii) the Company’s affiliated dealer manager advising the Company that the aggregate underwriting compensation from all sources (determined in accordance with applicable FINRA rules), including distribution fees and any other underwriting compensation with respect to the Shares, would be in excess of 8.0% of the gross offering proceeds received in this offering; and (iii) when the total distribution fees attributable to any Share equals 2.0% of the gross offering proceeds from the sale of such Share (the “sales charge cap”).

This supplement supplements the subsection of the Prospectus entitled “Summary of Terms—Liquidity Strategy” by removing “, and Shares may be subject to a contingent deferred sales charge” from the penultimate sentence of the subsection.

This supplement supplements the subsection of the Prospectus entitled “Summary of Terms—Periodic Liquidity Through Share Repurchase Program” by removing the final two sentences of the third paragraph of the subsection.

This supplement supplements the subsection of the Prospectus entitled “Summary of Terms—Risk Factors” by removing and replacing the fifth bullet in the subsection with the following:

•	Investors in the Shares are subject to an annual distribution fee of 0.67% of the NAV of the Shares, which will begin to accrue on the first day of the first full calendar month following the final Weekly Closing in this offering. See “Plan of Distribution” and “Share Repurchase Program”;

This supplement supplements the subsection of the Prospectus entitled “Summary of Terms—Risk Factors” by removing the penultimate sentence of the seventh bullet in the subsection.

This supplement supplements the section of the Prospectus entitled “Summary of Fees and Expenses” by removing the line item “Maximum contingent deferred sales charge” from the shareholder transaction expenses chart and the related footnote 1 from the section.

This supplement supplements the section of the Prospectus entitled “Types of Investments and Related Risks—Other Risks Relating to the Company and the Fund” by removing the penultimate sentence from the risk entitled “Repurchase Risks.”

This supplement supplements the section of the Prospectus entitled “Share Repurchase Program” by removing (i) the final two sentences of the fourth paragraph and (ii) the subsection entitled “—Contingent Deferred Sales Charge” in its entirety.

This supplement supplements the section of the Prospectus entitled “Liquidity Strategy” by removing “, and the Shares may be subject to a contingent deferred sales charge” from the first sentence of the second paragraph of the section.

This supplement supplements the subsection of the Prospectus entitled “Plan of Distribution—Compensation of the Dealer Manager and Selected Broker-Dealers” by removing (i) “, contingent deferred sales charges” from the seventh sentence of the second paragraph, (ii) the final three sentences of the second paragraph and (iii) “, contingent deferred sales charges” from the third paragraph.